PROVIDENT FINANCIAL SERVICES, INC.

ANNUAL MEETING OF STOCKHOLDERS

April 22, 2010

1 Exhibit 99.2

Forward Looking Statements

PROVIDENT FINANCIAL SERVICES, INC.

Certain statements contained herein are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe,"
"expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial Services, Inc. (the “Company”)
operates, competitive products and pricing, fiscal and monetary policies of the U.S.
Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company also advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The
Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Company Profile

Holding Company for The Provident Bank

- New Jersey's oldest bank, founded in 1839
- 82 branches in 11 counties

IPO Date: January 2003

NYSE Symbol: PFS

Market Cap: $751 million*

Average Daily Volume: 347,000 shares*

PROVIDENT FINANCIAL SERVICES, INC.

3 *As of 4/16/10

PFS - 06/29/2007 - 04/16/2010 Total Return Performance
Total Return (%)
40
20
0
-20
-40
-60
-80
-100
6/07
4/08
1/09
11/09
PFS (-12.92%)
SNL Bank and Thrift (-45.40%)
Vol. (M)
2.5
2.0
1.5
1.0
0.5
0.0
6/07
4/08
1/09
11/09

PROVIDENT FINANCIAL SERVICES, INC.

4

Experienced Management Team

Christopher Martin President & Chief Executive Officer	**29 Years**
Donald W. Blum EVP & Chief Lending Officer	**31 Years**
John F. Kuntz EVP & General Counsel	**23 Years**
Thomas M. Lyons, CPA SVP & Chief Financial Officer	**22 Years**

PROVIDENT FINANCIAL SERVICES, INC.

FINANCIAL SERVICES EXPERIENCE: 5

Experienced Management Team

Brian Giovinazzi EVP & Chief Credit Officer	**33 Years**
Giacamo Novielli EVP & Chief Information Officer	**32 Years**
Michael A. Raimonde SVP – Director of Retail Banking	**36 Years**
Janet D. Krasowski SVP – Chief Human Resources Officer	**31 Years**
James D. Nesci SVP – Chief Wealth Management Officer	**18 Years**

PROVIDENT FINANCIAL SERVICES, INC.

6 FINANCIAL SERVICES EXPERIENCE:

Independent Board Leadership

PROVIDENT FINANCIAL SERVICES, INC.

• All directors independent except CEO • Broad diversification and backgrounds • Average term on Board exceeds 14 years • Strong financial expertise 7

Operating Strategies

PROVIDENT FINANCIAL SERVICES, INC.

•
Provide solutions for our customers’ financial needs through personal interaction accompanied by competitive and
diverse product offerings
•
Continue to diversify our balance sheet composition with
emphasis on commercial relationships
•
Conservatively manage our company for consistent long-
term profitability and growth
•
Logically expand and grow in markets relevant to our
company
•
Expand/maintain margin without taking a substantial
amount of interest rate risk
•
Build upon our low-cost, core deposit funding base

Operating Strategies (Cont.)

PROVIDENT FINANCIAL SERVICES, INC.

•
Build and grow fee income sources (Wealth Management)
•
Constantly challenge our officers and staff to achieve
operating efficiencies
•
Continue to cultivate a “Pay for Performance” culture within our organization
•
Maintain sufficient capital to provide adequate coverage to
operate effectively
•
Monitor the M & A environment for accretive opportunities

Stockholder Value

PROVIDENT FINANCIAL SERVICES, INC.

Adhering to priorities culminates in • Competitive advantage • Profitable growth • Increased earnings • Enhanced long-term stockholder value 10

Branch Map

Sussex
Morris
Passaic
Bergen
Essex
Hudson
New York
Union
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Montgomery
Burlington
Ocean

PROVIDENT FINANCIAL SERVICES, INC.

11

Total Assets

$5,743
$6,359
$6,549
$6,836
2006
2007
2008
2009

PROVIDENT FINANCIAL SERVICES, INC.

(In millions) 12 As of December 31,

Total Loans

(In millions)
$3,783
$4,296
$4,527
$4,384
2006
2007
2008
2009

PROVIDENT FINANCIAL SERVICES, INC.

13 As of December 31,

Loan Mix

At 12/31/06

Constr.
8%
CRE
20%
1-4 Res.
43%
C&I
13%
Consumer
16%

At 12/31/09

Constr.
5%
CRE
30%
1-4 Res.
34%
C&I
18%
Consumer
13%

PROVIDENT FINANCIAL SERVICES, INC.

14

Investment Portfolio as of 12/31/09

Available for Sale

Corporate CMO - Fixed 8.5%
Municipal - AFS 0.9%
Agency Notes - Fixed 16.9%
Corporate Notes - Fixed 0.7%
Agency MBS - Fixed 21.4%
Agency MBS - ARMs 11.4%
Agency CMO - Fixed 40.2%

Held to Maturity

Agency CMO - Fixed 12.2%
Corporate CMO - Fixed 6.7%
Municipal Bonds 81.1%

PROVIDENT FINANCIAL SERVICES, INC.

Weighted Avg. Life: 2.93 yrs. Weighted Avg. Life: 4.02 yrs.

Deposit Mix

At 12/31/06
Money Market 3%
Checking 12%
TIME 41%
Savings 33%
NIB* 11%

At 12/31/09
Checking 17%
TIME 31%
Money Market 24%
NIB* 10%
Savings 18%

PROVIDENT FINANCIAL SERVICES, INC.

* Non-Interest Bearing 16

Deposit Mix

$1,559,502
$1,507,610
$441,630
$514,552
$1,261,282
$868,835
$116,544
$1,185,571
$447,505
$822,609
TIME
NIB*
Savings
Money Market
Checking
2006
2009

PROVIDENT FINANCIAL SERVICES, INC.

17 As of December 31, (In thousands)

Non-Performing Assets to Total Assets

As of December 31,
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.14%
0.56%
0.96%
1.33%
2006
2007
2008
2009

PROVIDENT FINANCIAL SERVICES, INC.

18

PROVIDENT FINANCIAL SERVICES, INC.

Thomas M. Lyons

Senior Vice President &

Chief Financial Officer

19

Financial Highlights

PROVIDENT FINANCIAL SERVICES, INC.

(Dollars in thousands)
INCOME STATEMENT: 3/31/10 3/31/09*
Net income $11,187 $8,883
Diluted earnings per share $0.20 $0.16
Return on equity 5.08% 3.53%
Return on assets 0.67% 0.55%
Net interest margin 3.35% 3.10%
Efficiency ratio 59.14% 65.42%

*All dollar amounts and percentages exclude the effects of the $152.5 million goodwill impairment charge recorded in the first quarter of 2009.

Financial Highlights (cont.)

PROVIDENT FINANCIAL SERVICES, INC.

(Dollars in thousands)
BALANCE SHEET: 3/31/10 12/31/09
Total assets $6,796,539 $6,836,172
Total loans $4,326,813 $4,384,194
Total deposits $4,884,715 $4,899,177
Total investments $1,628,067 $1,702,513
Total borrowed funds $966,064 $999,233
Total stockholders' equity $894,211 $884,555

FDIC Expense Comparison

(In thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$550
$634
$11,778
$8,300
2007
2008
2009
2010 est.

PROVIDENT FINANCIAL SERVICES, INC.

22

Asset Quality

Non-Performing Loans

$63,753
$63,880
$78,232
$84,477
$82,555

(In thousands)	Mar-09	Jun-09	Sep-09	Dec-09	Mar-10
Consumer loans	6,509	6,496	7,834	6,765	6,275
Commercial loans	8,860	5,538	5,885	12,548	12,151
Construction loans	8,109	8,109	18,258	13,186	13,035
Commercial mortgage loans	22,978	23,837	23,628	23,356	18,384
Residential mortgage loans	17,296	19,900	22,627	28,622	32,710

PROVIDENT FINANCIAL SERVICES, INC.

23

Allowance for Loan Losses to Total Loans

For the Year Ended December 31,
1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.86%
0.95%
1.05%
1.39%
2006
2007
2008
2009

PROVIDENT FINANCIAL SERVICES, INC.

24

Capital as of 3/31/10

PROVIDENT FINANCIAL SERVICES, INC.

Amount Ratio Amount Ratio
Regulatory Tier 1 leverage capital 257,529 $   4.00% 431,904 $    6.71%
Tier 1 risk-based capital 168,468 $   4.00% 431,904 $    10.25%
Total risk-based capital 336,937 $   8.00% 484,628 $    11.51%
REQUIRED ACTUAL
(Dollars in thousands)
The Provident Bank continues to exceed all current regulatory
The Provident Bank continues to exceed all current regulatory capital requirements and remains “well capitalized.”
capital requirements and remains “well capitalized.”

Quarterly Cash Dividend since IPO

0.12
0.10
0.08
0.06
0.04
0.02
0.00
2Q 2003
3Q 2003
Dec. 2003
1Q 2004
2Q 2004
3Q 2004
Dec. 2004
1Q 2005
2Q 2005
3Q 2005
Dec. 2005
1Q 2006
2Q 2006
3Q 2006
Dec. 2006
1Q 2007
2Q 2007
3Q 2007
Dec. 2007
1Q 2008
2Q 2008
3Q 2008
Dec. 2008
1Q 2009
2Q 2009
3Q 2009
Dec. 2009
1Q 2010

PROVIDENT FINANCIAL SERVICES, INC.

26 Current Dividend Yield (as of 4/16/09) = 3.53%

PROVIDENT FINANCIAL SERVICES, INC.

MOVING FORWARD RESPONSIBLY

27